Exhibit 10.8

EXECUTION VERSION

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of August 8, 2017, among Venator Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Luxembourg”), having its registered office at 180, route de Longwy, L-1940 Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B215641 (“Venator Finance”), Venator Materials LLC, a Delaware limited liability company (“Venator Co-Issuer” and, together with Venator Finance, the “Issuers”), the Guarantors (as defined in clauses (1) and (2) of the definition of “Guarantors” in the Indenture referred to herein) and Wilmington Trust, National Association, a national banking association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of July 14, 2017 providing for the issuance of 5.75% Senior Notes due 2025 (the “Notes”);

WHEREAS, the Indenture provides that the Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantors shall unconditionally guarantee all of the Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.             CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.             AGREEMENT TO GUARANTEE. Each Guarantor hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including, but not limited to Article 10 thereof.

3.             NO RECOURSE AGAINST OTHERS. No director, manager, officer, employee, incorporator, stockholder or member of Venator, the Issuers or any Subsidiary thereof will have any liability for any obligations of Venator, the Issuers or the Guarantors under the Notes, this Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

4.             GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. FOR THE AVOIDANCE OF DOUBT, THE APPLICATION OF ARTICLES 84 TO 94-8 (INCLUSIVE AND TO THE FULLEST EXTENT PERMITTED BY LAW) OF THE LUXEMBOURG ACT OF 10 AUGUST 1915 ON COMMERCIAL COMPANIES, AS AMENDED, SHALL BE EXPRESSLY EXCLUDED.

5.             COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

6.             EFFECT OF HEADINGS. The Section headings herein are for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

7.             THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guarantors and the Issuers.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: August 8, 2017

VENATOR FINANCE S.À R.L.

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Manager and Authorized Signatory

VENATOR MATERIALS LLC

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Senior Vice President and Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to Supplemental Indenture]

VENATOR MATERIALS PLC

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Senior Vice President and Chief Financial Officer

HUNTSMAN SPIN (HOLDINGS) UK LIMITED

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

HUNTSMAN SPIN UK LIMITED

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

HUNTSMAN (UK) LIMITED

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

CREAMBAY LIMITED

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

HUNTSMAN PIGMENTS (UK) LIMITED

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

[Signature Page to Supplemental Indenture]

HUNTSMAN P&A UK LIMITED

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

TIOXIDE GROUP

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

HUNTSMAN SPIN INVESTMENTS UK LIMITED

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

CHEMICAL SPECIALTIES LLC

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Senior Vice President and Chief Financial Officer

HUNTSMAN P&A AMERICAS LLC

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Senior Vice President and Chief Financial Officer

TIOXIDE AMERICAS (HOLDINGS) LLC

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture]

HUNTSMAN (HOLDINGS) GERMANY GMBH

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Managing Director

By:	/s/ Russ R. Stolle
Name: Russ R. Stolle
Title: Managing Director

HUNTSMAN P&A GERMANY GMBH

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Managing Director

By:	/s/ Russ R. Stolle
Name: Russ R. Stolle
Title: Managing Director

HUNTSMAN P&A UERDINGEN GMBH

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Managing Director

By:	/s/ Russ R. Stolle
Name: Russ R. Stolle
Title: Managing Director

SILO PIGMENTE GMBH

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Managing Director

By:	/s/ Russ R. Stolle
Name: Russ R. Stolle
Title: Managing Director

[Signature Page to Supplemental Indenture]

HUNTSMAN PIGMENTS HOLDING GMBH

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Managing Director

By:	/s/ Russ R. Stolle
Name: Russ R. Stolle
Title: Managing Director

BROCKHUES GMBH & CO. KG

By:	Huntsman Pigments Holding GmbH,
its General Partner

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Managing Director

By:	/s/ Russ R. Stolle
Name: Russ R. Stolle
Title: Managing Director

SACHTLEBEN WASSERCHEMIE (HOLDING) GMBH

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Managing Director

By:	/s/ Russ R. Stolle
Name: Russ R. Stolle
Title: Managing Director

[Signature Page to Supplemental Indenture]

HUNTSMAN P&A WASSERCHEMIE GMBH

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Managing Director

By:	/s/ Russ R. Stolle
Name: Russ R. Stolle
Title: Managing Director

HUNTSMAN P&A SPAIN S.L.U.

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

HUNTSMAN P&A CANADA INC.

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

HUNTSMAN P&A FINLAND OY

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Director

HUNTSMAN P&A INVESTMENTS LLC

By:	/s/ Kurt D. Ogden
Name: Kurt D. Ogden
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Supplemental Indenture]